Exhibit 32.1
                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO 18 U.S.C. ss. 1350

         Pursuant to, and for purposes only of, 18 U.S.C. ss. 1350, each of the undersigned hereby certifies that (i) the Amendment to Annual Report of Peoples Bancorp, Inc. on Form 10-KSB/A for the quarter ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Peoples Bancorp, Inc. and Subsidiary.


Date:  July 27, 2004                /s/ Thomas G. Stevenson
                                    ------------------------------------------
                                    Thomas G. Stevenson
                                    President/Chief Executive Officer



Date:  July 27, 2004                /s/ Ina Reed
                                    ------------------------------------------
                                    Ina Reed
                                    Chief Financial Officer